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                                                                   EXHIBIT 10.14

               FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT



          THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 1, 1996, by and among KMS Holding Corporation, a Delaware corporation (the "Company"), and AP KMS Partners, L.P., a Delaware limited partnership ("Apollo").

                                R E C I T A L S

          A. Unless otherwise defined herein, all capitalized terms used herein have the meanings given to such terms in the Registration Agreement (as hereinafter defined).

          B. Pursuant to the terms of that certain Registration Rights Agreement, dated as of October 18, 1995, by and between the Company and Apollo (the "Registration Agreement"), the Company granted to Apollo certain registration rights.

          C. In connection with that certain Apollo Stock Purchase Agreement, dated as of the date hereof, by and among KHC, TKC and Apollo, the Company and Apollo desire to amend the Registration Agreement as set forth herein.

                               A G R E E M E N T

          NOW THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Apollo hereby agree as follows:

          1.   AMENDMENT TO REGISTRATION AGREEMENT.  Paragraph (a) of Section 3
               ------------------------------------
of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

               "(a) After six months from the consummation of an Initial Public Offering (as defined in the Stockholders Agreement), then upon the written request of Apollo, the Company shall be obligated, on no more than one occasion, to effect the registration under the Act of the Restricted Securities, all in accordance with the following provisions of this Agreement; provided, however, that the obligation of the
                             --------  -------
          Company to effect such registration shall not be deemed to have been satisfied until the Registration Statement with respect thereto has become effective under the Act and it has remained effective as long as required to allow Apollo to effect the disposition of the Restricted Securities registered (but in no event longer than nine months from the effective date of the Registration
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          Statement) and only so long as no stop order suspending the effectiveness of the registration statement or the qualification or registration of any of the Restricted Securities for sale in any jurisdiction in which the Company shall be required pursuant to
          Section 5(i) to register or qualify such Restricted Securities shall not have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC or any similar state agency."

          2.   EFFECT OF AMENDMENT.
               -------------------

          Except as specifically amended pursuant to the terms of this Agreement, the terms and conditions of the Registration Agreement shall remain unmodified and in full force and effect.

          3.   GOVERNING LAW.
               -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          4.   COUNTERPARTS.
               ------------

          This Agreement may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


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                      [SIGNATURE PAGE TO FIRST AMENDMENT
                       TO REGISTRATION RIGHTS AGREEMENT]


                       "COMPANY"

                       KMS HOLDING CORPORATION


                       By:
                          -------------------------------
                          Name:  Raymond E. Wirta
                          Title:  Chief Executive Officer


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                      [SIGNATURE PAGE TO FIRST AMENDMENT
                       TO REGISTRATION RIGHTS AGREEMENT]

                       "Apollo"

                       AP KMS PARTNERS, L.P.,
                       a Delaware limited partnership

                       By:  AP-GP KMS PARTNERS, L.P.,
                            a Delaware limited partnership
                       Its: General partner

                            By:    AP KMS ACQUISITION CORPORATION,
                                   a Delaware corporation
                            Its:   General Partner


                           By:
                              ----------------------------------
                               Name:  Ricardo Koenigsberger
                               Title: Vice President and Assistant
                                      Secretary

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